                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 6, 2003 (June 4, 2003)

                                  DYNAMEX INC.

             (Exact name of registrant as specified in its charter)

          Delaware                        000-21057                          86-0712225
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
     of incorporation)

         1870 Crown Drive, Dallas, Texas                                       75234
          (Address of principal executive offices)                           (Zip Code)

     Registrants' telephone number, including area code                    (214) 561-7500


ITEM 7.  EXHIBITS

99.1     Press release by the Company dated June 4, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 9 ("Regulation FD Disclosure") and Item 12 ("Results of Operations and Financial Condition"). In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Items 9 and 12 and is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Dynamex Inc. issued a press release on June 4, 2003 to announce its Results of Operations and Financial Condition for the Three and Nine Month Periods Ended April 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1.

Dated:            June 6, 2003           by     /s/ Ray E. Schmitz
                                                  -------------------------
                                                  Ray E. Schmitz
                                                  Vice President and Chief
                                                  Financial Officer


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